Exhibit 10.2

AMENDMENT TO STOCK PURCHASE AGREEMENT

This AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”) is made effective as of this 19th day of June 2025, by and between MJ Reg Disrupters, LLC, a Delaware limited liability company (“Buyer”), Mary Jones Holdings, Inc., a Delaware corporation, Mary Jones Beverage (Canada) Inc., a British Columbia corporation (each a “Company” and collectively the “Companies”), and Jones Soda Co., a Washington corporation, the sole stockholder of the Companies (the “Stockholder”). Each of Buyer, the Companies, and Stockholder to be referred to individually as a “Party” and/or collectively as the “Parties”.

WITNESSETH:

WHEREAS, reference is made to that certain Stock Purchase Agreement executed by and between the Parties dated as of the date hereof, (the “Agreement”);

WHEREAS, the Parties now desire to amend the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the above premises, the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2.	Section 2.2 is hereby added to the Agreement to now read in its entirety as follows:

a.	Purchase Price. The aggregate purchase price for the Shares shall be equal to USD $3,000,000 (the “Purchase Price”) and such Purchase Price shall be payable as follows:

i.	$489,398.70 to be paid at the Closing by wire transfer in immediately available funds to the account or accounts designated by the Stockholder in writing (the “Closing Payment”), plus

ii.	$2,510,601.30 to be paid by execution and delivery by Buyer to the Stockholder of a secured promissory note, in the form attached hereto as Exhibit A, such promissory note and security agreement (the “Note”). Payment terms as set forth in the Note are as follows:

1.	$510,601.30 to be paid by Buyer to Stockholder by wire transfer in immediately available funds to the account or accounts designated by the Stockholder in writing on or before June 27, 2025, plus

2.	$500,000.00 to be paid by Buyer to Stockholder by wire transfer in immediately available funds to the account or accounts designated by the Stockholder in writing on the one (1) year anniversary of the Closing Date, plus

3.	$750,000.00 to be paid by Buyer to Stockholder by wire transfer in immediately available funds to the account or accounts designated by the Stockholder in writing on the two (2) year anniversary of the Closing Date, plus

4.	$750,000.00 to be paid by Buyer to Stockholder by wire transfer in immediately available funds to the account or accounts designated by the Stockholder in writing on the three (3) year anniversary of the Closing Date.

3.	Effect of Amendment. The Parties each acknowledge and agree that this Amendment is not to be construed as a waiver of any term, condition or provision of the Agreement except as expressly provided for by this Amendment. Except as expressly provided for by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect, without any modification whatsoever.

4.	Entire Agreement. Except as otherwise expressly set forth herein, this Amendment and the Agreement embody the complete agreement and understanding among the Parties with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among such Parties, written or oral, which may have related to the subject matter hereof in any way.

5.	Severability. In the event that any provision of this Amendment is held to be illegal, invalid or unenforceable by any court of competent jurisdiction, or to be invalid under, under applicable law, the remaining provisions of this Amendment will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision and will be interpreted so as to effect, as closely as possible, the intent of the Parties hereto.

6.	Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

{signature page to follow}

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

BUYER:

MJ REG DISRUPTORS, LLC

By:	/s/ Joe Oblas
Name:	Joe Oblas
Title:	Manager

COMPANIES:

MARY JONES HOLDINGS, INC.

By:	/s/ Joe Oblas
Name:	Joe Oblas
Title:	Manager

MARY JONES BEVERAGE (CANADA), INC.

By:	/s/ Joe Oblas
Name:	Joe Oblas
Title:	Manager

STOCKHOLDER:

JONES SODA CO.

By:	/s/ Scott Harvey
Name:	Scott Harvey
Title:	CEO

[Signature Page to Amendment to Stock Purchase Agreement]